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                                                                    EXHIBIT 10.1

                            ONYX SOFTWARE CORPORATION
                              STOCK AWARD AGREEMENT

Onyx Software Corporation, (the "Company"), hereby awards shares of Common Stock to the individual named below (the "Participant"). The terms and conditions of the Stock Award are set forth in this cover sheet, in the attached Stock Award Agreement and in the Onyx Software Corporation 1998 Stock Compensation Incentive Plan as amended and restated on March 21, 2003 (the "Plan").

Vesting Date: _________________, YEAR

Award Date:  _________________, YEAR

Name of Participant:______________________________________________________

Number of shares of Common Stock Awarded: ________________________________

               BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED STOCK AWARD AGREEMENT AND IN THE PLAN. YOU ARE ALSO ACKNOWLEDGING RECEIPT OF THIS AGREEMENT AND COPIES OF THE PLAN AND THE PLAN'S PROSPECTUS.

Participant:______________________________________________________________
                                   (Signature)

Company:__________________________________________________________________
                                   (Signature)

Title:____________________________________________________________________

Attachment

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                            ONYX SOFTWARE CORPORATION
                              STOCK AWARD AGREEMENT

THE  PLAN AND OTHER         The text of the Plan is incorporated in this
AGREEMENTS                  Agreement by this reference. You and the Company
                            agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
                            Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

                            This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the Company regarding this Award of Common Stock. Any prior agreements, commitments or negotiations are superseded.

AWARD OF COMMON STOCK       The Company awards you the number of shares of
                            Common Stock shown on the cover sheet of this Agreement. These shares are referred to in this Agreement as your "Restricted Shares." The Award is subject to the terms and conditions of this Agreement and the Plan. This Award is not intended to constitute a "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code, and will be interpreted accordingly.

VESTING As long as you render continuous service to the Company (or its parent or Subsidiary), you will become incrementally vested as to 33% of the total number of Restricted Shares (rounded to the nearest whole number) as shown on the attached cover sheet on the one year anniversary of the Vesting Date and an additional 16.75% of the total number of Restricted Shares (rounded to the nearest whole number) each six-months thereafter, with the result that 100% of the Restricted Shares shall be vested three years from the Vesting Date. In addition, the total number of then unvested Restricted Shares may become fully vested in accordance with Section 11.2 of the Plan in the event of a Corporate Transaction. Except as provided in the preceding sentence, in the event that your service ceases prior to the third anniversary of the Vesting Date, you will forfeit to the Company all of the unvested Restricted Shares. For purposes of facilitating the enforcement of the provisions of this Section, the Company may issue stop-transfer instructions on the Restricted Shares to the Company's transfer agent, or otherwise hold the Restricted Shares in escrow, until the Restricted Shares have vested and you have satisfied all applicable obligations with respect to the Restricted Shares, including any applicable tax withholding obligations. Any new, substituted or additional securities or other property which is issued or distributed with respect to the unvested Restricted Shares shall be subject to the same terms and conditions as are applicable to the unvested Restricted Shares under this Agreement and the Plan.

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CODE SECTION 83(B)          Under Section 83 of the Internal Revenue Code of
ELECTION 1986, as amended (the "Code"), the Fair Market Value of the Restricted Shares on the date any forfeiture restrictions applicable to such Restricted Shares lapse will be reportable as ordinary income at that time. You may elect to be taxed at the time the Restricted Shares are awarded to you to the extent that the Fair Market Value of the Restricted Shares exceeds the amount of consideration paid by you (if any) for such Restricted Shares at that time rather than when such Restricted Shares ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Award Date. The form for making this election is attached as Exhibit A hereto. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(B) ELECTION.

LEAVES OF ABSENCE           For purposes of this Agreement, while you are a
                            common-law employee, your service does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its parent or subsidiary) in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your service terminates in any event when the approved leave ends, unless you immediately return to active work.

                            The Company determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.

VOTING AND OTHER RIGHTS     Subject to the terms of this Agreement, you shall
                            have all the rights and privileges of a shareholder of the Company while the Restricted Shares are subject to stop-transfer restrictions, or otherwise held in escrow, including the right to vote and to receive dividends (if any).

RESTRICTIONS ON             The Company will not issue any Common Stock if the
ISSUANCE                    issuance of such Common Stock at that time would
                            violate any law or regulation.

WITHHOLDING TAXES           You will be solely responsible for payment of any
                            and all applicable taxes associated with this Award.

                            Unless you make other arrangements with the Company to satisfy your withholding obligations, you agree to satisfy any applicable withholding tax obligations that arise in connection with the Restricted Shares by (i) having the Company withhold shares from the Restricted Shares held in escrow, or
                            (ii) tendering shares to the Company, in either case, equal in value to the amount necessary to satisfy any such withholding tax obligation. Such

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                            Shares shall be valued based on the fair market
                            value as of the day prior to the date that the amount of tax to be withheld is to be determined under applicable law. The Company shall not be required to release the Restricted Shares from the stop-transfer instructions or escrow unless and until such obligations are satisfied.

RESTRICTIONS ON RESALE      By signing this Agreement, you agree not
                            to sell any Restricted Share prior to its vesting or sell any shares of Common Stock acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale.

                            If the sale of shares of Common Stock acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.


NO RETENTION RIGHTS         This Agreement is not an employment agreement and
                            does not give you the right to be retained by the Company (or its parent or Subsidiaries). The Company
                            (or its parent or Subsidiaries) reserves the right to terminate your service at any time and for any reason.


ADJUSTMENTS                 In the event of a stock split, a stock dividend or a
                            similar change in the Company stock, the number of Restricted Shares covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

AUTHORIZATION TO            You hereby authorize and direct your employer to
RELEASE NECESSARY           collect, use and transfer in electronic or other
PERSONAL INFORMATION        form, any personal information (the "Data")
                            regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Award under the Plan or with whom shares acquired pursuant to this Award or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence.
                            Furthermore, you acknowledge and understand that the transfer of the Data

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                            to the Company or any of its Subsidiaries, or to any
                            third parties is necessary for your participation in the Plan.

                            You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from this Award, and your ability to participate in the Plan.

LEGENDS                     If certificates representing the Restricted
                            Shares are issued under this Award, then such certificates, where applicable, shall have endorsed thereon the following legend and any other legend the Company determines appropriate:

                                    "THE SHARES REPRESENTED BY THIS CERTIFICATE
                                    ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                                    TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES
                                    SET FORTH IN AN AGREEMENT BETWEEN THE
                                    COMPANY AND THE REGISTERED HOLDER, OR HIS OR
                                    HER PREDECESSOR IN INTEREST. A COPY OF SUCH
                                    AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE
                                    OF THE COMPANY AND WILL BE FURNISHED UPON
                                    WRITTEN REQUEST TO THE SECRETARY OF THE
                                    COMPANY BY THE HOLDER OF RECORD OF THE
                                    SHARES REPRESENTED BY THIS CERTIFICATE."

                                    "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN
                                    REGISTERED UNDER THE SECURITIES ACT OF 1933,
                                    AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR
                                    OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE
                                    REGISTRATION THEREOF UNDER SUCH ACT OR AN
                                    OPINION OF COUNSEL, SATISFACTORY TO THE
                                    COMPANY AND ITS COUNSEL, THAT SUCH
                                    REGISTRATION IS NOT REQUIRED."

NOTICE Any notice to be given or delivered to the Company relating to this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice to be given or delivered to you relating to this Agreement shall be in writing and addressed to you at such address of which you advise the Company in writing. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

APPLICABLE LAW              This Agreement will be interpreted and enforced
                            under the laws of the State of Washington.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND
                  CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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                                    EXHIBIT A

                         ELECTION UNDER SECTION 83(B) OF
                            THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.    The name, address and social security number of the undersigned:
      ________________________________________________________________

      ________________________________________________________________

      ________________________________________________________________

         Social Security No. :________________________________________

2.    Description of property with respect to which the election is being made:

      ______________ shares of common stock of Onyx Software Corporation (the "Company").

3.    The date on which the property was transferred is _____________, [YEAR].

4.    The taxable year to which this election relates is calendar year [YEAR].

5.    Nature of restrictions to which the property is subject:

      The shares of stock are subject to the provisions of a Stock Award Agreement (the "Agreement") between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $__________ per share, [for a total of $__________.]

7.    The amount paid by taxpayer for the property was $__________.

8.    A copy of this statement has been furnished to the Company.

Dated:  _____________ __, [YEAR].

                                                     ___________________________
                                                     [Taxpayer's Name]
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